UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2024
PORCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 1st Avenue S., Suite 501
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)
(855) 767-2400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Porch Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 12, 2024. Present at the Annual Meeting virtually or represented by proxy were holders of 74,748,767 shares of common stock of the Company, representing 76% of the Company's voting power as of the close of business on the April 15, 2024 record date.

The voting results for the proposals considered and voted upon at the Annual Meeting are set forth below, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024.

1.Each of the following persons was duly elected by the Company’s stockholders to serve as a director on the Board of Directors until the Company’s 2025 Annual Meeting of Stockholders and until their successor is duly elected and qualified, subject to their earlier resignation, removal, or termination of service, with votes as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Matthew Ehrlichman	52,691,704	967,907	21,089,156
Sean Kell	52,478,035	1,181,576	21,089,156
Rachel Lam	52,720,869	938,742	21,089,156
Alan Pickerill	52,804,367	855,244	21,089,156
Amanda Reierson	52,878,393	781,218	21,089,156
Maurice Tulloch	52,878,157	781,454	21,089,156
Camilla Velasquez	52,877,610	782,001	21,089,156
Regi Vengalil	52,722,857	936,754	21,089,156

2.The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was ratified by the Company’s stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN
73,105,806	175,369	1,467,592

3.The compensation of the Company’s named executive officers was approved by the Company’s stockholders, on an advisory (non-binding) basis, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
50,482,959	3,144,661	31,991	21,089,156

No other matters were submitted for stockholder action at the Annual Meeting.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Matthew Cullen
	Name:	Matthew Cullen
	Title:	General Counsel & Secretary
Date: June 14, 2024